Exhibit 99.1

Investor Presentation FirstQuarter 2019

ForwardLooking Statements Statements included in this communication, which are not historical in nature are intended to be, and are hereby identified as, forward looking statements for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward looking statements are based on, among other things, management’s beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy and South State Corporation (“South State”). Words and phrases such as “may,” “approximately,” “continue,” “should,” “expects,” “projects,” “anticipates,” “is likely,” “look ahead,” “look forward,” “believes,” “will,” “intends,” “estimates,” “strategy,” “plan,” “could,” “potential,” “possible” and variations of such words and similar expressions are intended to identify such forward-looking statements. South State cautions readers that forward looking statements are subject to certain risks, uncertainties and assumptions that are difficult to predict with regard to, among other things, timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results. Such risks, uncertainties and assumptions, include, among others, the following: (1) economic downturn risk, potentially resulting in deterioration in the credit markets, greater than expected noninterest expenses, excessive loan losses and other negative consequences, which risks could be exacerbated by potential negative economic developments resulting from federal spending cuts and/or one or more federal budget-related impasses or actions; (2) increased expenses, loss of revenues, and increased regulatory scrutiny associated with our total assets having exceeded $10.0 billion; (3) controls and procedures risk, including the potential failure or circumvention of our controls and procedures or failure to comply with regulations related to controls and procedures; (4) ownership dilution risk associated with potential acquisitions in which South State’s stock may be issued as consideration for an acquired company; (5) potential deterioration in real estate values; (6) the impact of competition with other financial institutions, including pricing pressures (including those resulting from the Tax Cuts and Jobs Act) and the resulting impact, including as a result of compression to net interest margin; (7) credit risks associated with an obligor’s failure to meet the terms of any contract with the bank or otherwise fail to perform as agreed under the terms of any loan-related document; (8) interest risk involving the effect of a change in interest rates on the bank’s earnings, the market value of the bank’s loan and securities portfolios, and the market value of South State’s equity; (9) liquidity risk affecting the bank’s ability to meet its obligations when they come due; (10) risks associated with an anticipated increase in South State’s investment securities portfolio, including risks associated with acquiring and holding investment securities or potentially determining that the amount of investment securities South State desires to acquire are not available on terms acceptable to South State; (11) price risk focusing on changes in market factors that may affect the value of traded instruments in “mark-to-market” portfolios; (12) transaction risk arising from problems with service or product delivery; (13) compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards; (14) regulatory change risk resulting from new laws, rules, regulations, accounting principles, proscribed practices or ethical standards, including, without limitation, the possibility that regulatory agencies may require higher levels of capital above the current regulatory-mandated minimums and including the impact of the recently enacted Tax Cuts and Jobs Act, the Consumer Financial Protection Bureau rules and regulations, and the possibility of changes in accounting standards, policies, principles and practices, including changes in accounting principles relating to loan loss recognition (CECL); (15) strategic risk resulting from adverse business decisions or improper implementation of business decisions; (16) reputation risk that adversely affects earnings or capital arising from negative public opinion; (17) terrorist activities risk that results in loss of consumer confidence and economic disruptions; (18) cybersecurity risk related to the dependence of South State on internal computer systems and the technology of outside service providers, as well as the potential impacts of third party security breaches, subjects each company to potential business disruptions or financial losses resulting from deliberate attacks or unintentional events; (19) greater than expected noninterest expenses; (20) noninterest income risk resulting from the effect of regulations that prohibit financial institutions from charging consumer fees for paying overdrafts on ATM and one-time debit card transactions, unless the consumer consents or opts-in to the overdraft service for those types of transactions; (21) excessive loan losses; (22) failure to realize synergies and other financial benefits from, and to limit liabilities associated with, mergers and acquisitions within the expected time frame; (23) potential deposit attrition, higher than expected costs, customer loss and business disruption associated with merger and acquisition integration, including, without limitation, and potential difficulties in maintaining relationships with key personnel; (24) the risks of fluctuations in market prices for South State common stock that may or may not reflect economic condition or performance of South State; (25) the payment of dividends on South State common stock is subject to regulatory supervision as well as the discretion of the board of directors of South State, South State’s performance and other factors; (26) operational, technological, cultural, regulatory, legal, credit and other risks associated with the exploration, consummation and integration of potential future acquisition, whether involving stock or cash consideration; and (27) other risks and uncertainties disclosed in South State’s most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC) or disclosed in documents filed or furnished by South State with or to the SEC after the filing of such Annual Reports on Form 10-K, and of which could cause actual results to differ materially from future results expressed, implied or otherwise anticipated by such forward-looking statements. All forward-looking statements speak only as of the date they are made and are based on information available at that time. South State does not undertake any obligation to update or otherwise revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements. 2

South State Corporation: SSB Richmond Raleigh Greenville Charlotte Columbia Wilmington Atlanta Myrtle Beach Augusta Charleston Savannah Announced Closures New Branch 3

How We Operate the Company Growth Profitability Soundness 4

1Q 19 Highlights GAAP Adjusted* Net Income $44.37 $44.82 (millions) EPS $1.25 $1.26 Return on Average Assets 1.21% 1.23% Return on Average Tangible Equity 14.66 14.80 Efficiency Ratio 63.24 62.52 5 *Adjusted is a Non-GAAP financial measure that excludes the impact of branch consolidation, merger related expenses, securities gains or losses.

Longer-term Targets 30-35% 6 ROTCE 16 - 18% Loan Growth 5 - 10% Expense Growth 0 - 3% Efficiency Ratio 56 - 57% Capital TCE / TA 8 - 9% New Dividend Payout Range

Company Updates • Share Repurchases • 250,000 shares purchased in the at a price of $75.15 second quarter • Termination of Pension Plan • • One-time $7.7mm non-cash expense in 2Q 19 Up to $1mm reduction in expense run rate • Selected nCino to implement a state-of-the-art commercial loan origination system 7

Soundness

Capital Adequacy 13.3% 12.8% Tangible Common Equity / Tangible Assets Leverage Ratio CET1 Ratio Tier 1 Capital Ratio Total RBC Ratio SSB (3/31/19) 9 11.8% 10.5% 9.2%

Asset Quality NPLs / Loans(1) / Assets(2) NPAs 0.63% 1.02% 0.27% 0.26% 0.23% 2014 2015 2016 2017 2018 1Q 19 2014 2015 2016 2017 2018 1Q 19 ALLL / NPLs(3) NCOs / Average Loans(4) 340.9% 326.9% 0.16% 2014 2015 2016 2017 2018 1Q 19 2014 2015 2016 2017 2018 1Q 19 1) NPLs / Loans includes Acquired and Non-Acquired 2) NPAs / Assets = Non-acquired & Acquired non-credit impaired NPLs, all OREO & OAO / Total Assets. 3) ALLL / NPLs include Non-acquired only. 4) NCOs / Average Loans include Non-acquired only. 10 0.09% 0.06% 0.04%0.04% 0.02% 293.0% 250.7% 181.8% 121.1% 0.63% 0.43% 0.25%0.28%0.27% 0.38% 0.29%

CRE Concentration 1Q 19 % Regulatory Balance Guideline Balance ofRBC* % of RBC* CRE $3.3 219% $4.5 300% Construction $1.0 63% $1.5 100% Land & Development 11 Dollars in billions * Concentration limits calculated based upon bank level total Risk Based Capital (RBC). $1.2 Billion in CRE Lending Capacity

1Q 19Funding Interest Bearing DDA $2 35 Savings $1,375 Non-Interest Bearing DDA $3,220 Money Market $2,727 Time Deposits ,762 Other Borrowings $893 12 Dollars in millions

Profitability

Earnings Per Diluted Share $5.50 $4.31 $4.18 $4.11 2015 2016 2017 2018 YTD 2019 EPS Adjusted* EPS (Non-GAAP) 14 * Adjusted is a Non-GAAP financial measure that excludes the impact of branch consolidation, merger related expenses, and securities gains or losses, deferred tax asset revaluation, and FDIC loss share early termination. $4.85$4.86 $1.25 $1.26 $4.55 $2.93

NetInterest Margin $128.3 $129.6 $129.0 $126.4 $123.3 $112.3 $116.5 $115.9 $100.3 $115.6 $114.5 $114.1 $99.0 $97.4 $101.3 $91.7 $90.4 $86.0 4.20% 4.22% 4.18% 4.14% 4.13% 4.11% 4.04% 3.98% 3.92% 1Q 2017 2Q 2017 3Q 2017 4Q 2017 1Q 2018 2Q 2018 3Q 2018 4Q 2018 1Q 2019 Net Interest Margin NII - Excluding Accretion Net Interest Income 15 Dollars in millions

Revenue Composition Other 13% Trust & Investment Services 23% Fee Income $31.5 Million Deposit Accounts 56% Mortgage Banking 8% 2014 2015 2016 2017 2018 YTD 2019 Noninterest Income Net Interest Income 16 Excludes Securities Gains/Losses. 25% 26% 28% 25% 22% 20% 80% 78% 75% 74% 75% 72%

Efficiency Ratio 66.7% 65.6% 62.5% 62.3% 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 Efficiency Ratio Adjusted* Efficiency Ratio 17 * Adjusted is a Non-GAAP financial measure that excludes the impact of branch consolidation, merger related expenses, and securities gains or losses. 60.0% 63.2% 57.3% 59.5%59.4% 59.4%

OperatingLeverage • $350 million in new longer term borrowings • Fund future loan / security growth • Consists of FTE reductions (98), contract re-• In current environment, continued systematic 18 Capital Management •Utilize capital build for future growth repurchase of shares Expense Management •Savings of $13 million (pre-tax) identified •Includes previously announced branch consolidations negotiations, and process improvements/efficiencies •75% realized in 2019, remainder by 1Q 2020 Balance Sheet Growth •Increased on-hand liquidity by over $600 million •$272 million increase in deposits

Common Stock Dividends $1.38 $1.32 2013 2014 2015 2016 2017 2018 YTD 2019 2Q19 Dividend Declared* Dividend per Common Share 19 CAGR Calculated based on 1Q 13 dividend of $0.18 to 2Q 19 dividend of $0.40. * 2Q 19 dividend of $0.40 declared 04/25/2019 with a record date of 5/10/2019 and paid on 5/17/2019. $0.78 $1.21 $0.98 $0.82 $0.74 $0.40 $0.38

Tangible Book Value + Cumulative Dividends $ 60.00 50.00 $47.49 40.00 30.00 20.00 $14.43 $12.38 10.00 - 2005 2006 2007 2008 2009 2010 TBV 2011 2012 2013 2014 2015 2016 2017 2018 1Q 19 Cumulative Dividend 20 Cumulative Dividends begin January 1, 2006. $48.87 $31.89 $23.49 15 year increase of 295%

Growth

Market Demographics Population Growth 2019 - 2024 MSA Branches Myrtle Beach 10 2.7x Charleston 24 Hilton Head 9 Raleigh 1 Charlotte 22 Wilmington 4 Greenville 14 Savannah 7 Columbia 9 National Average 3.56% Augusta 12 on Richmond 8 on 22 Source: S&P Global Market Intelligence. 2.3 2.3 2.3 2.0 2.0 1.7x 1.7 1.6 1.3 Growth >2x Nati 1.2Growth 1-2x Nati 71% of Branch Footprint in High Growth Markets

SSBFootprint Market Share Rank 1 Institution BB&T / SunTrust Deposits $ 36.1 Market Share 20.3% Wells Fargo & Co. 2 3 32.6 22.6 18.3 12.7 Bank of America Corp. First Citizens BancShares Inc. 4 11.9 6.7 6 Toronto-Dominion Bank 4.7 2.7 7 United Community Banks Inc. 4.7 2.6 8 Synovus Financial Corp. 4.5 2.5 9 Regions Financial Corp. 3.1 1.8 10 Fifth Third Bancorp 1.7 3.0 Source: S&P Global Market Intelligence. Deposit Data as of 6/30/18. Includes combined counties of operation for SSB; excludes money center or super regional branches with greater than $1.0 Billion in deposits. Deposit data pro forma for any announced transactions. Dollars in billions 23 5South State Corp.11.76.6

Selected Markets

Charleston

	Institution	Branches	Deposits	Share
1	Wells Fargo & Co. (CA)	23	$ 3,267	23.5%
2	Bank of America Corp. (NC)	16	2,196	15.8
3	**South State Corporation (SC)**	**24**	**1,778**	**12.8**
4	BB&T / SunTrust	23	1,418	10.2
5	First Citizens BancShares Inc. (NC)	17	932	6.7
6	Synovus Financial Corp. (GA)	9	697	5.0
7	Carolina Financial Corp. (SC)	8	677	4.9
8	Pinnacle Financial Partners (TN)	11	572	4.1
9	Toronto-Dominion Bank	6	413	3.0
10	Bank of South Carolina Corp. (SC)	4	383	2.8

Charlotte

	Institution	Branches	Deposits	Share
1	Wells Fargo & Co. (CA)	82	$ 8,819	23.3%
2	BB&T / SunTrust	95	8,107	21.4
3	Bank of America Corp. (NC)	58	5,897	15.6
4	Fifth Third Bancorp (OH)	38	3,072	8.1
5	First Citizens BancShares Inc. (NC)	45	2,630	6.9
6	**South State Corporation (SC)**	**22**	**1,573**	**4.2**
7	F.N.B. Corp. (PA)	14	821	2.2
8	Pinnacle Financial Partners (TN)	9	779	2.1
9	PNC Financial Services Group (PA)	17	684	1.8
10	First Horizon National Corp. (TN)	14	546	1.4

Greenville

	Institution	Branches	Deposits	Share
1	BB&T / SunTrust	38	$ 2,919	18.4%
2	Bank of America Corp. (NC)	18	2,298	14.5
3	Wells Fargo & Co. (CA)	23	1,829	11.5
4	Toronto-Dominion Bank	19	1,684	10.6
5	**South State Corporation (SC)**	**14**	**1,088**	**6.9**
6	First Citizens BancShares Inc. (NC)	18	891	5.6
7	Southern First Bancshares Inc (SC)	4	839	5.3
8	United Community Banks Inc. (GA)	15	818	5.2
9	Travelers Rest Bancshares Inc. (SC)	10	655	4.1
10	GrandSouth Bancorp. (SC)	4	525	3.3

Richmond

	Institution	Branches	Deposits	Share
1	BB&T / SunTrust	74	$ 6,021	27.7%
2	Wells Fargo & Co. (CA)	56	4,672	21.5
3	Union Bkshs Corp (VA)	31	2,998	13.8
4	Bank of America Corp. (NC)	21	2,088	9.6
5	TowneBank (VA)	9	860	4.0
6	Southern National Bncp of VA (VA)	13	846	3.9
7	C&F Financial Corp. (VA)	16	840	3.9
8	Community Bankers Trust Corp (VA)	12	609	2.8
9	Bay Banks of Virginia, Inc. (VA)	9	463	2.1
11	**South State Corporation (SC)**	**8**	**414**	**1.9**

Source: S&P Global Market Intelligence. MSA Deposit Data as of 6/30/18. Includes combined counties of operation for SSB; excludes money center or super regional branches with greater than $1.0 Billion in deposits. Deposit data pro forma for any announced transactions.
Dollars in millions

24 SOUTH STATE

BBT / STI Branch Overlap South State 25 Source: S&P Global Market Intelligence as of 12/31/2018. Percentage overlap of BBT / STI branches within a 2 mile radius of each other. Savannah 86% Charleston 70% Greenville 79% Charlotte 50% Raleigh 59% Richmond 63%

Economic Highlights Richmond Raleigh Greenville Charlotte Columbia Wilmington Atlanta Myrtle Beach Augusta Charleston Savannah 26

Appendix

Appendix Contents Share Repurchase Activity 29 Pension Plan Termination 30 Average Interest Earning Assets 31 Accretable Yield 32 Loan Portfolio 33 - 36 Investment Portfolio 37 Deposits 38 Lines of Business 39– 41 28

Share Repurchase Activity • $68.43 per share average • $66.58 per share average • $75.15 per share average • $69.44 per share average • 5% of Average Shares Outstanding • Request for additional 2 million shares 29 2018 Total • 1,000,000 shares • $68.4 million 1Q19 •500,000 shares •$33.3 million 2Q19 •250,000 shares in May •$18.8 million 2019 Total •750,000 shares •$52.1 million Total Since 2018 •1,750,000 shares repurchased 2019 - Forward •250,000 shares remain under current plan

Pension Plan Termination non-cash charge) 30 Balance Sheet • Net unrealized loss of $7.7mm pre tax in AOCL • Risk Based Capital ratios reduced ~4 – 8 bps Income Statement • One-time expense to recognize net unrealized losses in 2Q 19 ($7.7mm • Reduction in annual expense run rate of ~$0.5 – 1mm

AverageInterest Earning Assets % of Earning Assets 1.4% % of Earning Assets 1.9% Assets Short-Term Investments 4Q 18 1Q 19 Change $ 173 $ 249 $ 76 Investment Securities 12.2 1,548 11.9 1,515 (33) Loans – Acquired 25.0 3,175 23.0 2,947 (228) Loans – Non-acquired 61.2 7,753 63.1 8,076 323 Loans 86.2 $ 10,928 86.1 $ 11,023 $ 95 Loans Held for Sale 0.2 25 0.1 19 (6) Total Interest Earning Assets $ 12,674 $ 12,806 $ 132 31 Dollars in millions Quarterly Averages

Accretable Yield 20% 15% 10.3% 10% 4% 5% 1Q15 3Q15 1Q16 3Q16 1Q17 3Q17 1Q18 3Q18 1Q19 Accretion / Total Interest Income First Quarter 2019 (Yields Annualized) Contractual Total Yield 11.20% Total Income $13.0 Contractual Yield 5.35% Income Statement Interest $ 7.1 Accretion $5.9 Acquired Acquired Impaired Total Credit Impaired NonCredit 29.9 3.2 33.1 4.83 5.42 $37.0 $9.1 $46.1 4.92% 6.34% 32 Dollars in millions 18.3% SBFC Re-cast SBFC PSTB Re-cast PSTB 12.5% 9.4% 6.7% 6.

Acquired Loan Portfolio As of March 31, 2019 Carrying Value $452.3 2,378.7 Accretable Yield / Disc Acquired Loans UPB $514.1 2,408.9 Discount Credit Impaired Non-Credit Impaired Total ($61.9) (30.2) $107.0 30.2 (A) (B) $ 2,923.0 ($92.1) $ 2,831.0 $137.2 (A) Represents total loan discount made up of $15.2 million credit mark ($24.3 million total non-accretable difference less $9.1 million interest portion of non-accretable difference) and a non-credit discount of $46.7 million (B) Represents cash flows of principal totaling $46.7 million and interest totaling $60.3 million that are expected to be received in future periods and will be recognized as interest income 33 Dollars in millions

Loan Portfolio Mix $11,142 $11,013 $10,619 2014 2015 2016 2017 2018 1Q 19 Non Acquired Acquired* 34 Dollars in millions *Acquired loans are net of discounts. $2,831 $3,080 $6,680 $4,127 $8,311 $7,933 $6,004 $5,716 $1,439 $6,492 $1,783 $2,248 $5,241 $4,221 $3,468

1Q 19Loan Characteristics Floaters $2,395 22% Fixed $6,086 55% Hybrid ARMs $2,484 22% Adjustable $93 1% 35 Dollars in millions Maturity or Repricing <1 year 29% 1 - 5 years 34 5+ years 37 Overall Weighted Average Life of 3-4 Years

1Q 19 Loans Loans by State (Billions) Loans by Type VA $0.6 NC $2.0 Other $0.4 GA $2.2 Commercial 33.4% Consumer 37.2% cial Real Estate 29.4% SC $6.0 36 Average Loan Size $129,461 Top 25 7.3% of Total loans Non-acquired Charge-offs 0.02% NPAs/Assets 0.27% Non-acquired Loan Growth 5% Annualized Asset Quality Relationship Driven Organic Growth

1Q 19 Investment Portfolio Composition State & Municipal AFS 12% Fixed Income Portfolio (AFS & HTM) Agency Mortgage-Backed Securities 69% Tax Equivalent Yield Weighted Average Life 2.8% 4.4 years 3.9 Total Carrying Value $1.5 Billion Effective Duration SBA U.S. Agency/GSE Debentures 5% 37 Fair value for AFS securities; amortized/accreted cost for HTM securities. Does not include FHLB stock or investment in unconsolidated subsidiaries.

1Q 19 Transaction Deposits Dollar Balance (billions) # of Accounts Non-interest Checking Interest Checking Card Transactions 38 Annual ~103 million DDA & Loan New Accounts ~9% Digital Mobile App ~174,000 users Online Banking ~266,000 users Avg. Balance $12,800 Avg. Age 10 Years Debit Consumer Digital Banking Relationship Based $3.2 $2.7 273,000 187,000

Wealth Assets Under Management (millions) or Care Noninterest Income (thousands) 2014 2014 2015 2015 2016 2016 2017 2017 $5,511 5,401 2018 2018 $4,943 $30,229 YTD 2019 1Q 19 $5,310 39 $18,344 $20,117 $19,764 $2 $7,269 $3,828 $3,933 $4,170

Mortgage Banking Production (millions) Noninterest Income (thousands) 2014 2014 70 2015 ,379 2015 $21,761 2016 2016 404 $20,547 2017 2017 $1,577 ,954 2018 2018 $1,514 YTD 2019 YTD 2019 40 $16,1 $17 $13,590 $2,385 $1,195 $1 $1, $295

Branch Network Total Branches Acquired De Novo 12/31/2009 48 201 1 (82) Consolidated or sold Total Branches 3/31/19 Announced branch closures Pro Forma Total Branches 3/31/19 168 (12) 156 Average deposits 6/30/2009 3/31/2019 per branch $ 46 71 41 Dollars in millions Average deposits per branch based on total deposits and branch count per company filings.

Analyst Coverage Brean Capital FIG Partners Keefe, Bruyette & Woods Piper Jaffray Sandler O’Neill Stephens SunTrust Robinson Humphrey 42

Investor Contacts Robert R. Hill, Jr. Chief Executive Officer John C. Pollok Senior Executive Vice President Chief Financial Officer James C. Mabry IV Executive Vice President Investor Relations and Mergers & Acquisitions 520 Gervais Street Columbia, South Carolina 29201 800-277-2175 www.SouthStateBank.com 43

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